SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2006

MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrants Specified in Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Montpelier House 94 Pitt’s Bay Road Pembroke HM 08 Bermuda
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 296-5550

Not applicable (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 7.01	Regulation FD Disclosure.

Item 9.01	Financial Statements and Exhibits.

SIGNATURE

Exhibit 99.1	Press Release of the Registrant, dated November 2, 2006.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) On November 2, 2006, Montpelier Re Holdings Ltd. announced that Steven J. Gilbert has advised the Company of his intention to resign as a member of the Board of Directors for personal reasons. The resignation would be with effect from the conclusion of the Company’s next regular meeting of the Board of Directors on November 17, 2006. A copy of the press release issued by the Company is filed with this Current Report on Form 8-K as Exhibit 99.1, and forms part of this report.

Item 7.01. Regulation FD Disclosure.

     On December 30, 2005, Montpelier Reinsurance Ltd. (“Montpelier Re”), a wholly-owned subsidiary of the Company, invested in Blue Ocean Re Holdings Ltd. (“Blue Ocean Holdings”), the holding company that owns 100% of Blue Ocean Reinsurance Ltd. (“Blue Ocean Re”), a Class 3 insurer. Blue Ocean Re provides collateralized property catastrophe retrocessional coverage to third party reinsurance companies. As at September 30, 2006, Montpelier Re beneficially owned 41.8% of Blue Ocean Holdings’ outstanding common shares and 33.6% of Blue Ocean Holdings’ preferred shares, and Blue Ocean Holdings is presently consolidated into the financial statements of the Company. Blue Ocean Re commenced underwriting business on January 1, 2006.

     To the extent that Blue Ocean Holdings raises additional capital through securities offerings to support its business growth, we may consider purchasing securities in these offerings to maintain our relative ownership interest in Blue Ocean Holdings and to capitalize on further business opportunities in one of the most capital-intensive classes of reinsurance. Any securities offered by Blue Ocean Holdings in connection with such capital raising activities will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

     The following exhibit is furnished as part of this report:

     99.1      Press Release of the Registrant, dated November 2, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

Date:	November 2, 2006	By:	/s/ Jonathan B. Kim

			Name:	Jonathan B. Kim
			Title:	General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of the Registrant, dated November 2, 2006.